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                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, and (2) dated February 2, 2001 with respect to the subaccounts of PFL Life Variable Annuity Account C, which are available for investment by contract owners of the Extra Variable Annuity, included in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 333-83957) and related Prospectus of the Transamerica Extra Variable Annuity, formerly known as the Extra Variable Annuity.


                                                  Ernst & Young LLP


Des Moines, Iowa
April 24, 2001